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                                                                    EXHIBIT 10.3

                               FIRST SUPPLEMENTAL
                          MORTGAGE, SECURITY AGREEMENT,
                       ASSIGNMENT AND FINANCING STATEMENT
                                      FROM

                         UNITED STATES EXPLORATION, INC.

                                       TO

                             BANK OF OKLAHOMA, N.A.


                           Dated effective May 1, 2002

--------------------------------------------------------------------------------

THIS FIRST SUPPLEMENTAL MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT AND FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS.

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

This instrument was prepared by and the recorded counterparts should be returned to:

                                       McAfee & Taft
                                       A Professional Corporation
                                       c/o T. Michael Blake, Esq.
                                       10th Floor, Two Leadership Square
                                       211 North Robinson
                                       Oklahoma City, OK 73102-7103



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                          FIRST SUPPLEMENTAL MORTGAGE,
             SECURITY AGREEMENT, ASSIGNMENT AND FINANCING STATEMENT

         This First Supplemental Mortgage, Security Agreement, Assignment and Financing Statement ("First Supplement") is made effective the 1st day of May, 2002 by and between UNITED STATES EXPLORATION, INC., a Colorado corporation, whose mailing address is 1560 Broadway, Suite 1900, Denver, Colorado 80202 (hereinafter referred to as "Mortgagor") in favor of BANK OF OKLAHOMA, N.A., whose mailing address is 201 Robert S. Kerr, P.O. Box 24128, Oklahoma City, Oklahoma County, Oklahoma 73124 (hereinafter referred to as the "Bank").

                                   WITNESSETH:

         WHEREAS, Mortgagor has heretofore executed and delivered to Bank that certain Mortgage, Security Agreement, Assignment and Financing Statement dated August 25, 2000 (hereinafter referred to as the "Mortgage") to secure payment of all indebtedness owed or to be owing to Bank including, without limitation, the indebtedness evidenced by that certain Revolving Note dated August 25, 2000, in the principal amount of $10,000,000 (the "Original Note").

         WHEREAS, the Mortgage encumbers the Wells (as defined in the Mortgage and used hereinafter with the same meaning) and interests of Mortgagor described in Exhibit A attached hereto and other properties, rights, titles, interests and estates of Mortgagor more specifically described in the Mortgage (defined in the Mortgage collectively as the "Mortgaged Properties" and used hereinafter with the same meaning); and

         WHEREAS, the Mortgage has been filed and recorded in Weld County, Colorado; and

         WHEREAS, Mortgagor has executed and delivered to Bank an Amended and Restated Revolving Note effective as of May 1, 2002 in the stated principal amount of $15,000,000 (the "Amended and Restated Note"), which renews and replaces the Original Note to increase the stated principal amount; and

         WHEREAS, Mortgagor desires to amend the Mortgage so as to include in the Secured Indebtedness (as defined in the Mortgage and used hereinafter with the same meaning) all indebtedness evidenced by the Amended and Restated Note.

         NOW, THEREFORE, in consideration of the premises and of the debts mentioned above and the agreements herein contained and for other good and valuable consideration, the parties agree as follows:

                  1. REAFFIRMANCE OF THE MORTGAGE. To secure the complete and punctual payment of the Secured Indebtedness and a prompt performance and observance of all covenants, agreements and obligations of Mortgagor contained in the Mortgage or in any other documents or instruments executed by Mortgagor in favor of Bank, Mortgagor has granted, bargained, sold, conveyed, transferred, assigned, set over, confirmed, delivered, mortgaged and pledged unto and granted a security interest in favor of, and by these presents does hereby grant, bargain, sell, convey, transfer, assign, set over, confirm, deliver, mortgage and pledge unto and



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grant a security interest in favor of Bank, its successors and assigns, all of
Mortgagor's right, title and interest, whether now owned or hereafter acquired, in and to the Mortgaged Properties.

                  TO HAVE AND TO HOLD the Mortgaged Properties, together with the rights, privileges and appurtenances now or hereafter at any time before the release hereof in anywise belonging or appertaining thereto, unto Bank forever to secure the payment of the Secured Indebtedness and the performance and observance of the covenants, agreements and obligations of Mortgagor referred to herein.

                  2. INCLUSION IN THE SECURED INDEBTEDNESS OF THE AMENDED AND RESTATED NOTE. The Amended and Restated Note and all indebtedness evidenced thereby are hereby made a part of the Secured Indebtedness, and the term Secured Indebtedness shall, when used herein or in the Mortgage, be deemed to include the Amended and Restated Note and all indebtedness evidenced thereby. Each reference in the Mortgage to the Note shall be deemed to include a reference to the Amended and Restated Note.

                  3. WARRANTIES, COVENANTS AND AGREEMENTS. All warranties, covenants and agreements contained in the Mortgage are hereby remade as of the date hereof by Mortgagor and incorporated herein by reference and (together with the remedies contained in the Mortgage) shall continue in full force and effect.

                  4. MISCELLANEOUS.

                           (a) CONTINUATION OF THE MORTGAGE. This First
Supplement shall be considered as an amendment and supplement to the Mortgage and, except as herein expressly amended and supplemented, the Mortgage is hereby ratified, approved and confirmed in every respect. All references to the Mortgage and any other document shall hereafter be deemed to refer to the Mortgage as amended and supplemented thereby.

                           (b) CONTINUATION OF THE SECURED INDEBTEDNESS. The
indebtedness evidenced by the Original Note is a continuing indebtedness and nothing contained herein or in any other document shall be construed as constituting payment or satisfaction of the Original Note or a novation of the indebtedness thereby evidenced or as a release or termination of any lien or security interest which secures payment of the Original Note.



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                  IN WITNESS WHEREOF, this First Supplement has been executed and delivered as of the date first above written.

MORTGAGOR:                             UNITED STATES EXPLORATION, INC., a
                                       Colorado corporation

                                       /s/ Bruce D. Benson
                                       -----------------------------------------
                                       Name: Bruce D. Benson
                                       Title: President

BANK:                                  BANK OF OKLAHOMA, N.A.

                                       /s/ Steve P. Ramsey
                                       -----------------------------------------
                                       Name: Steve P. Ramsey
                                       Title: Vice President
                                       Address: 201 Robert S. Kerr
                                                P.O. Box 24128
                                                Oklahoma City, OK 73124



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                                 ACKNOWLEDGMENTS


STATE OF OKLAHOMA                   )
                                    ) ss:
COUNTY OF OKLAHOMA                  )

                  The foregoing instrument was acknowledged before me this 8th day of May, 2002 by Bruce D. Benson, as President of United States Exploration, Inc., a Colorado corporation.

                  Given under my hand and seal of office the day and year last above written.

My commission expires:                 /s/ Andrea C. Clugston
                                       ------------------------------
8/23/2004            .                 Notary Public
---------------------                  Commission #
(Seal)                                             ------------------


STATE OF OKLAHOMA                   )
                                    ) ss:
COUNTY OF OKLAHOMA                  )

                  The foregoing instrument was acknowledged before me this ____ day of May, 2002 by Steve P. Ramsey, as Vice President of Bank of Oklahoma, N.A., an Oklahoma corporation.

                  Given under my hand and seal of office the day and year last above written.


My commission expires:
                                       ------------------------------
                     .                 Notary Public
---------------------                  Commission #
(Seal)                                             ------------------



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